Fiscal 2019 First Quarter Results John L. Walsh President & CEO, UGI Corporation Ted J. Jastrzebski Chief Financial Officer, UGI Corporation Hugh J. Gallagher President & CEO, AmeriGas

About This Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, continued analysis of recent tax legislation, liability for uninsured claims and for claims in excess of insurance 2 coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and foreign currency exchange rate fluctuations (particularly the euro), changes in Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, and the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. In addition, this presentation uses certain non-GAAP financial measures. Please see the appendix for reconciliations of these measures to the most comparable GAAP financial measure. UGI Corporation | Fiscal 2019 First Quarter Results 2

First Quarter Recap 3 John L. Walsh President & CEO, UGI

First Quarter Earnings Recap • GAAP EPS of $0.36 and Adjusted EPS1 of $0.81 • Domestic temperatures were marginally colder than prior year and less volatile • International temperatures were significantly warmer-than-normal and warmer than prior year Adjusted EPS1 Q1 2019 Weather Versus: Normal Midstream & AmeriGas UGI International Marketing Gas Utility $1.01 $0.81 4.9% Colder 8.0% Warmer 4.1% Colder 0.5% Warmer Q1 2019 Weather Versus: Prior Year Midstream & AmeriGas UGI International Marketing Gas Utility Q1 2018 Q1 2019 6.3% Colder 7.3% Warmer 5.2% Colder 1.5% Colder UGI Corporation | Fiscal 2019 First Quarter Results 1Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation. 4

Key Accomplishments • The Steelton LNG storage and vaporization facility is fully online and operational for the current heating season • Midstream & Marketing acquired South Jersey Energy’s retail natural gas business which includes 2,500 commercial and industrial customer contracts supplying ~6,000 locations • Utilities added approximately 4,500 new residential heating and commercial customers in Q1 and remains on pace with its infrastructure replacement program • National Accounts and Cylinder Exchange programs continue to perform as growth drivers for the business • UGI International refinanced its existing capital structure with €350MM 3.25% senior notes due 2025, a €300MM term loan, and a €300MM revolving credit facility UGI Corporation | Fiscal 2019 First Quarter Results 5

First Quarter Financial Review Ted J. Jastrzebski Chief Financial Officer, UGI

First Quarter Adjusted Earnings (Millions of dollars, except per share) Q1 FY18 Q1 FY19 Net income attributable to UGI Corporation (GAAP) $ 365.9 $ 64.2 Net (gains) losses on commodity derivative instruments1,3 (4.6) 81.2 Unrealized losses (gains) on foreign currency derivative instruments1 0.1 (5.8) Loss on extinguishments of debt1 ── 4.2 Integration expenses associated with Finagaz1 1.2 ── Impact of French Finance Bill (17.3) ── Remeasurement Impact from Tax Cuts and Jobs Act (166.0) ── Adjusted net Income attributable to UGI Corporation $ 179.3 $ 143.8 Q1 FY18 Q1 FY19 UGI Corporation earnings per share - diluted (GAAP) $ 2.07 $ 0.36 Net (gains) losses on commodity derivative instruments2 (0.03) 0.46 Unrealized losses (gains) on foreign currency derivative instruments ── (0.03) Loss on extinguishments of debt ── 0.02 Integration expenses associated with Finagaz 0.01 ── Impact of French Finance Bill (0.10) ── Remeasurement Impact from Tax Cuts and Jobs Act (0.94) ── Adjusted earnings per share - diluted $ 1.01 $ 0.81 1 Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates UGI Corporation | Fiscal 2019 First Quarter Results 2 Includes the effects of rounding associated with per share amounts 7 3 Derivative instruments not associated with current period

First Quarter Results Recap $1.20 Adjusted EPS1 $1.01 $0.01 ($0.11) ($0.04) $1.012 ($0.06) $0.00 $0.81 3 $0.34 UGI Utilities $0.81 1 EPS $0.28 $0.21 Midstream & Marketing $0.17 Adjusted Adjusted 6.3% 7.3% 5.2% 1.5% Colder Warmer Colder Colder $0.31 UGI International $0.20 than prior year $0.16 AmeriGas $0.17 $0.00 Q1 2018 AmeriGas UGI Midstream & UGI Utilities Corp & Other Q1 2019 Q1 2018 Q1 2019 International Marketing 1Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation. UGI Corporation | Fiscal 2019 First Quarter Results 2 Includes ($0.01) Corporate & Other 8 3 Includes ($0.01) Corporate & Other

Financial Results - AmeriGas

(Millions of dollars)	Q1 FY18		Q1 FY19
Adjusted EBITDA[1]	$194.1		
Retail Margin		19.5	Total Margin
Wholesale and Other Total Margin		1.0	
Operating and Administrative Expenses		(4.8)	
Other Income and Expense, net		0.9	
Adjusted EBITDA[1]			$210.7

Item	Primary Drivers
Volume ↑	Cold weather in October and November
Total Margin ↑	Increased retail unit margins and higher volume
Operating and Admin Expenses ↑	Labor and overtime costs to deliver increased volume and higher vehicle expenses

Weather versus normal


Colder
4.9%
(1.4)%
Q1 2018
Q1 2019
Warmer

6.3% colder than prior year

[1]Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation.

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Financial Results – UGI International (Millions of dollars) Q1 FY18 Q1 FY19 Weather versus normal Income Before Taxes $82.6 Colder Total Margin (37.3) Operating and Administrative Expenses (0.7) Depreciation and Amortization 0.8 Interest Expense 0.2 (0.7)% Other Income and Expense, net 1.9 (8.0)% Income Before Taxes $47.5 Debt Extinguishment 0.0 6.1 Integration Expenses 1.9 0.0 Q1 2018 Q1 2019 Adjusted Income Before Taxes1 $84.5 $53.6 Item Primary Drivers Warmer Volume ↓ Warm, dry summer and warm heating season 7.3% warmer than prior Total Margin ↓ Lower volumes, translation effects of the weaker euro and sterling, and slightly lower year unit margins Operating and Admin Compliance costs associated with energy conservation and costs related to strategic Expenses ↑ projects; both costs substantially offset by the translation effects of the weaker euro and British pound sterling, and lower cylinder repair costs Other Income ↑ & Expense Realized gains on foreign currency exchange contracts and asset-related sales, partially offset by loss on debt extinguishment 10 UGI Corporation | Fiscal 2019 First Quarter Results 1Adjusted Income Before Taxes is a non-GAAP measure.

Financial Results – Midstream & Marketing (Millions of dollars) Q1 FY18 Q1 FY19 Weather versus normal Income Before Taxes $52.6 Colder Total Margin (7.1) Operating and Administrative Expenses (3.6) Depreciation and Amortization (1.4) 4.1% Interest Expense 0.4 (1.1)% Other Income and Expense, net 1.2 Income Before Taxes $42.1 Q1 2018 Q1 2019 Item Primary Drivers Total Margin ↓ Lower capacity management margin from less volatile/extreme weather; lower electric generation margin from lower off-peak volumes; partially Warmer offset by higher peaking and natural gas gathering 5.2% colder than prior Operating and Admin Expenses ↑ Midstream and Marketing: Compensation and benefits; increased peaking, year LNG, and gathering activity. Electric Generation: Planned maintenance at Conemaugh generating station Depreciation and Amortization↑ Expansion of LNG and peaking assets UGI Corporation | Fiscal 2019 First Quarter Results 11

Financial Results – Utilities (Millions of dollars) Q1 FY18 Q1 FY19 Weather versus normal Income Before Taxes $85.4 Colder Total Margin (8.1) Operating and Administrative Expenses (8.3) Depreciation (2.1) Interest Expense (0.8) (1.9)% (0.5)% Other Income and Expense, net (0.4) Income Before Taxes $65.7 Q1 2018 Q1 2019 Item Primary Drivers Volume↑ Colder weather and core market customer growth Warmer Total Margin ↓ Revenue reduction of $13.5MM to reflect give back of the tax savings of the TCJA; Excluding this reduction, total margin increased $5.4MM 1.5% colder than prior Operating and Admin Expenses ↑ Absence of prior year favorable payroll tax adjustment; increase in year uncollectable accounts, IT maintenance and consulting and outside services Depreciation ↑ Increased distribution system and IT capital UGI Corporation | Fiscal 2019 First Quarter Results 12

AmeriGas First Quarter Recap Hugh J. Gallagher President and CEO, AmeriGas

First Quarter Earnings Recap Adjusted EBITDA1 1 (Millions of dollars) • Q1 Adjusted EBITDA up 9% year over $210.7 year • Weather in Q1 was 5% colder than $194.1 normal and 6% colder than Q1 2018 • December was 6% warmer than normal and 9% warmer than December Q1 2018 minimizing the colder than normal fall • Retail volume was up 2% and retail unit margins were also up 4% from Q1 2018 Q1 2018 Q1 2019 UGI Corporation | Fiscal 2019 First Quarter Results 1Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation. 14

Growth Initiatives National Accounts and Cylinder Exchange • ~3,700 more Cylinder Exchange locations than Q1 2018 • Added 12 new National Accounts customers in Q1 2019 • Both continue to perform as growth drivers for the business Home Delivery • Integration of business acquired in FY 2018 going smoothly • Expect to roll-out a pilot in several cities later this year UGI Corporation | Fiscal 2019 First Quarter Results 15

Conclusion and Q&A John L. Walsh President & CEO, UGI

Strategic Overview • The PennEast Partnership submitted its PA DEP permit application and received approval to perform necessary surveys on the privately owned properties in NJ. We expect to have the pipeline in service by the end of 2020 • New Bethlehem LNG storage and vaporization will come online for the winter of FY21 • The Auburn Gathering System expansion is expected to be completed in the first quarter of FY20 • UGI Utilities filed the first combined rate case for the Gas Utility • Request is for $71.1MM increase in operating revenues • UGI Utilities plans to deploy close to $400MM in capital expenditure in FY19 and $1.6B in capital over the next 4 years • AmeriGas strategic review is progressing and we are on track to provide an update following the conclusion of our review in April UGI Corporation | Fiscal 2019 First Quarter Results 17

Q&A

Appendix

UGI Supplemental Footnotes • Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on derivative instruments), Finagaz integration expenses, losses associated with extinguishments of debt and the remeasurement impact on net deferred tax liabilities from a change in French corporate income tax rates and the Tax Cuts and Jobs Act. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current- period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. • The tables on the following slides reconcile net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Corporation | Fiscal 2019 First Quarter Results 20

UGI Adjusted Net Income and EPS

Three months Ended December 31, 2018 (Millions of dollars, except per share)		Total		AmeriGas Propane		UGI International		Midstream & Marketing		UGI Utilities		Corporate & Other (b)
Adjusted net income attributable to UGI Corporation:												
Net income (loss) attributable to UGI Corporation	$	64.2	$	30.6	$	32.5	$	31.0	$	49.9	$	(79.8)
Net losses on commodity derivative instruments not associated with current-period transactions (net of tax of $(35.5)) (a)		81.2		—		—		—		—		81.2
Unrealized gains on foreign currency derivative instruments (net of tax of $2.3) (a)		(5.8)		—		—		—		—		(5.8)
Loss on extinguishments of debt (net of tax of $(1.9)) (a)		4.2		—		4.2		—		—		—
Adjusted net Income (loss) attributable to UGI Corporation	$	143.8	$	30.6	$	36.7	$	31.0	$	49.9	$	(4.4)
Adjusted diluted earnings per share:												
UGI Corporation earnings (loss) per share - diluted	$	0.36	$	0.17	$	0.18	$	0.17	$	0.28	$	(0.44)
Net losses on commodity derivative instruments not associated with current-period transactions (b)		0.46		—		—		—		—		0.46
Unrealized gains on foreign currency derivative instruments		(0.03)		—		—		—		—		(0.03)
Loss on extinguishments of debt		0.02		—		0.02		—		—		—
Adjusted diluted Income (loss) per share	$	0.81	$	0.17	$	0.20	$	0.17	$	0.28	$	(0.01)

(a) Income taxes asociated with pre-tax adjustments determined using statory business unit tax rates
(b) Includes the effects of rounding with per share amounts

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UGI Adjusted Net Income and EPS

Three months Ended December 31, 2017 (Millions of dollars, except per share)	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted net income attributable to UGI Corporation:						
Net income (loss) attributable to UGI Corporation	$ 365.9	$ 141.6	$ 61.1	$ 112.0	$ 68.3	$ (17.1)
Net gains on commodity derivative instruments not associated with current-period transactions (net of tax of $2.1) (a)	(4.6)	—	—	—	—	(4.6)
Unrealized losses on foreign currency derivative instruments (net of tax of (0.0)) (a)	0.1	—	—	—	—	0.1
Integration expenses associated with Finagaz (net of tax of $(0.7)) (a)	1.2	—	1.2	—	—	—
Impact of French Finance Bill	(17.3)	—	(17.3)	—	—	—
Remeasurement impact of TCJA	(166.0)	(113.1)	9.3	(74.3)	(8.1)	20.2
Adjusted net Income (loss) attributable to UGI Corporation	$ 179.3	$ 28.5	$ 54.3	$ 37.7	$ 60.2	$ (1.4)
Adjusted diluted earnings per share:						
UGI Corporation earnings (loss) per share - diluted	$ 2.07	$ 0.80	$ 0.35	$ 0.63	$ 0.39	$ (0.10)
Net gains on commodity derivative instruments not associated with current-period transactions	(0.03)	—	—	—	—	(0.03)
Unrealized losses on foreign currency derivative instruments	—	—	—	—	—	—
Integration expenses associated with Finagaz	0.01	—	0.01	—	—	—
Impact of French Finance Bill	(0.10)	—	(0.10)	—	—	—
Remeasurement impact of TCJA	(0.94)	(0.64)	0.05	(0.42)	(0.05)	0.12
Adjusted diluted Income (loss) per share	$ 1.01	$ 0.16	$ 0.31	$ 0.21	$ 0.34	$ (0.01)

(a) Income taxes asociated with pre-tax adjustments determined using statory business unit tax rates

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AmeriGas Supplemental Footnotes • The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income. • EBITDA and Adjusted EBITDA are not measures of performance or financial condition under GAAP. Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies. • EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions, and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant periods. Management also uses Adjusted EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's Adjusted EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's Adjusted EBITDA as the profitability measure for its domestic propane segment. UGI Corporation | Fiscal 2019 First Quarter Results 23

AmeriGas EBITDA and Adjusted EBITDA (Millions of dollars) Three months Ended December 31, 2018 2017 EBITDA and Adjusted EBITDA Net income attributable to AmeriGas Partners $ 44.5 $ 104.4 Income tax expense 0.4 2.4 Interest Expense 42.4 40.6 Depreciation and amortization 45.7 47.4 EBITDA 133.0 194.8 Add net losses (subtract net gains) on commodity derivative instruments not associated with current-period transactions 78.5 (0.7) Noncontrolling interest in net gains and losses on commidity derivative instruments (a) (0.8) ── Adjusted EBITDA $ 210.7 $ 194.1 (a) Includes the impact of rounding UGI Corporation | Fiscal 2019 First Quarter Results 24

Investor Relations: Brendan Heck 610-456-6608 heckb@ugicorp.com